UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2012

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31507	94-3283464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterway Plaza Two, 10001 Woodloch Forest Drive, Suite 400, The Woodlands, TX, 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 442-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01, below.

Item 7.01 Regulation FD Disclosure.

On February 7, 2012, Waste Connections, Inc. issued a press release announcing its fourth quarter and full year 2011 earnings and its full year 2012 outlook. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 7, 2012, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: February 7, 2012	By:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

September 30,
Exhibit No.	DESCRIPTION

99.1	Press Release, dated February 7, 2012, issued by Waste Connections, Inc.